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                                                                     EXHIBIT 4.3

COMMON STOCK                                                        COMMON STOCK

RSYS                                 RADISYS
                                   CORPORATION

INCORPORATED UNDER THE LAWS OF                        SEE REVERSE FOR CERTAIN
     THE STATE OF OREGON                           RESTRICTIONS AND DEFINITIONS
                                                        CUSIP 750459 10 9

This certifies that

                                    SPECIMEN

is the owner of

                          SHARES OF THE COMMON STOCK OF

                               RADISYS CORPORATION

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

      Dated:

                  SECRETARY                                     PRESIDENT

                                          COUNTERSIGNED AND REGISTERED:
                                                Mellon Investor Services LLC
                                              TRANSFER AGENT AND REGISTRAR

                                          BY

                                                  AUTHORIZED SIGNATURE

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                               RADISYS CORPORATION

      The Corporation is authorized to issue different classes of shares or different series within a class. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights applicable to each class authorized to be issued and the variations in the rights, preferences and limitations between the shares of each series so far as the same has been determined. The board of directors is authorized to determine the relative rights and preferences of a series before the issuance of any shares of that series.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                 (Oregon Custodians use the following)
TEN COM - as tenants in common   (Name) CUST UL OREG (Name) MIN - ..............
TEN ENT - as tenants by the        as Custodian under the laws of Oregon, for ..
          entireties               a minor
JT TEN  - as joint tenants with  (Name) CUST (Name) (State) UNIF GIFT MIN ACT -
          rights of survivorship ............... Custodian .....................
          and not as tenants in        (Cust)                (Minor)
          common                 Under ............ Uniform Gifts to Minors Act
                                         (State)

         Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF
                                    ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint______________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

                              __________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

By
________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.